                                                                    EXHIBIT 10.5


                                                         Schedule 2 to Indenture


                        SEMIANNUAL SERVICER'S CERTIFICATE
                 CENTERPOINT ENERGY TRANSITION BOND COMPANY, LLC
             (FORMERLY RELIANT ENERGY TRANSITION BOND COMPANY LLC)
                  $748,897,000 TRANSITION BONDS, SERIES 2001-1

     Pursuant to Section 6 of Annex 1 to the Transition Property Servicing
       Agreement (the "Agreement"), dated as of October 24, 2001, between CenterPoint Energy Houston Electric, LLC (formerly Reliant Energy,
       Incorporated), as Servicer, and CenterPoint Energy Transition Bond
      Company, LLC (formerly Reliant Energy Transition Bond Company LLC), as Issuer, the Servicer does hereby certify as follows:

      Capitalized terms used in this Semiannual Servicer's Certificate have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

          Collection Periods: March 17, 2003 through September 12, 2003
                        Payment Date: September 15, 2003
                        Today's Date: September 12, 2003


1. COLLECTIONS ALLOCABLE AND AGGREGATE AMOUNTS AVAILABLE FOR CURRENT PAYMENT DATE:
      i.      Remittances for the March 17 through 31, 2003 Collection Period         2,518,990.16
      ii.     Remittances for the April 1 through 30, 2003 Collection Period          4,986,097.80
      iii.    Remittances for the May 1 through 31, 2003 Collection Period            4,236,365.07
      iv.     Remittances for the June 1 through 30, 2003 Collection Period           5,377,620.31
      v.      Remittances for the July 1 through 31, 2003 Collection Period           6,194,868.80
      vi.     Remittances for the August 1 through 31, 2003 Collection Period         5,947,692.51
      vii.    Remittances for the September 1 through 12, 2003 Collection Period      2,828,469.90
      viii.   Net Earnings on Collection Account                                        136,422.31 [3/1/03 through 8/31/03]
                                                                                     -------------
      ix.     General Subaccount Balance (sum of i through viii above)               32,226,526.86

      x.      Reserve Subaccount Balance as of Prior Payment Date                     8,443,065.37
      xi.     Overcollateralization Subaccount Balance as of Prior Payment Date         468,060.63
      xii.    Capital Subaccount Balance as of Prior Payment Date                     3,744,485.00
                                                                                     -------------
      xiii.   Collection Account Balance (sum of viii through xii above)             44,882,137.86
                                                                                     =============

2. OUTSTANDING AMOUNTS AS OF PRIOR PAYMENT DATE:
      i.      Class A-1 Principal Balance                                            95,528,678.00
      ii.     Class A-2 Principal Balance                                           118,000,000.00
      iii.    Class A-3 Principal Balance                                           130,000,000.00
      iv.     Class A-4 Principal Balance                                           385,897,000.00
                                                                                    --------------
      v.      Aggregate Principal Balance of all Series 2001-1 Transition Bonds     729,425,678.00
                                                                                    ==============
3. REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:
                                                                                       Projected
                                                                                       Principal       Semiannual
              Series 2001-1 Principal                                                   Balance       Principal Due
              -----------------------                                                   -------       -------------
      i.      Class A-1                                                              83,171,877.00    12,356,801.00
      ii.     Class A-2                                                             118,000,000.00             0.00
      iii.    Class A-3                                                             130,000,000.00             0.00
      iv.     Class A-4                                                             385,897,000.00             0.00
                                                                                    --------------             ----
      v.      For all Series 2001-1 Transition Bonds                                717,068,877.00    12,356,801.00
                                                                                    ==============    =============

                                                                                       Transition         Days in
                                                                                          Bond           Interest
                                                                                     Interest Rate      Period (1)   Interest Due
                                                                                     -------------      ----------   ------------

      vi.     Required Class A-1 Interest                                                   3.840%          180       1,834,150.62
      vii.    Required Class A-2 Interest                                                   4.760%          180       2,808,400.00
      viii.   Required Class A-3 Interest                                                   5.160%          180       3,354,000.00
      ix.     Required Class A-4 Interest                                                   5.630%          180      10,863,000.55

  -------------
  (1) On 30/360 Day basis.

                                                                                                       Funding
                                                                                    Required Level    Required
                                                                                    --------------    --------
      x.      Overcollateralization Subaccount                                         624,080.83    156,020.20
      xi.     Capital Subaccount                                                     3,744,485.00          0.00


4. ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO
   SECTION 8.02(d) OF INDENTURE:
      i.      Trustee Fees and Expenses                                                      0.00
      ii.     Servicing Fee                                                            187,224.25(1)
      iii.    Administration Fee and Independent Managers Fees                          50,000.00(2)
      iv.     Operating Expenses                                                        31,808.00(3)
      v.      Semiannual Interest (including any past-due Semiannual Interest for prior periods)
                                                                                                       Per $1,000
                                                                                                       of Original
              Series 2001-1                                                           Aggregate      Principal Amount
              -------------                                                         -------------    ----------------
              1. Class A-1 Interest Payment                                          1,834,150.62         15.95
              2. Class A-2 Interest Payment                                          2,808,400.00         23.80
              3. Class A-3 Interest Payment                                          3,354,000.00         25.80
              4. Class A-4 Interest Payment                                         10,863,000.55         28.15

      vi.     Principal Due and Payable as a result of Event of Default or on Final Maturity Date
                                                                                                       Per $1,000
                                                                                                       of Original
              Series 2001-1                                                           Aggregate      Principal Amount
              -------------                                                         -------------    ----------------
              1. Class A-1 Principal Payment                                                 0.00          0.00
              2. Class A-2 Principal Payment                                                 0.00          0.00
              3. Class A-3 Principal Payment                                                 0.00          0.00
              4. Class A-4 Principal Payment                                                 0.00          0.00

      vii.    Semiannual Principal
                                                                                                       Per $1,000
                                                                                                       of Original
              Series 2001-1                                                           Aggregate      Principal Amount
              -------------                                                         -------------    ----------------
              1. Class A-1 Principal Payment                                        12,356,801.00        107.45
              2. Class A-2 Principal Payment                                                 0.00          0.00
              3. Class A-3 Principal Payment                                                 0.00          0.00
              4. Class A-4 Principal Payment                                                 0.00          0.00

      viii.   Amounts Payable to Credit Enhancement Providers (if applicable)                 N/A
      ix.     Operating Expenses not Paid under Clause (iv) above                            0.00
      x.      Funding of Capital Subaccount (to required level)                              0.00
      xi.     Funding of Overcollateralization Subaccount (to required level)          156,020.20
      xii.    Net Earnings in Capital Subaccount Released to Issuer                     18,673.34
      xiii.   Deposits to Reserve Subaccount                                           566,448.90
      xiv.    Released to Issuer upon Series Retirement: Collection Account                  0.00


              (1) Servicing fee: $748,897,000 x .05% x 180/360 = $187,224.25
              (2) Administration fee: $50,000 x 180/180 = $50,000.00
              (3) Reimbursement to Servicer for fees/expenses paid to
                  independent accountants ($20,000.00), outside legal counsel
                  ($2,465.00), printer ($9,243.00) and the State of
                  Delaware ($100.00)

5. SUBACCOUNT WITHDRAWALS AS OF CURRENT PAYMENT DATE
    (IF APPLICABLE, PURSUANT TO SECTION 8.02(E) OF INDENTURE):

      i.      Reserve Subaccount (available for 4.i. through 4.xii.)                             0.00
      ii.     Overcollateralization Subaccount (available for 4.i. through 4.ix.)                0.00
      iii.    Capital Subaccount (available for 4.i. through 4.ix.)                              0.00
                                                                                                 ----
      iv.     Total Withdrawals                                                                  0.00
                                                                                                 ====
6. OUTSTANDING AMOUNT AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE
   (after giving effect to payments to be made on such Payment Date):

              Series 2001-1
              -------------
      i.      Class A-1 Principal Balance                                               83,171,877.00
      ii.     Class A-2 Principal Balance                                              118,000,000.00
      iii.    Class A-3 Principal Balance                                              130,000,000.00
      iv.     Class A-4 Principal Balance                                              385,897,000.00
                                                                                       --------------
      v.      Aggregate Principal Balance for all Series 2001-1 Transition Bonds       717,068,877.00
                                                                                       ==============

      vi.     Reserve Subaccount Balance                                                 9,009,514.27
      vii.    Overcollateralization Subaccount Balance                                     624,080.83
      viii.   Capital Subaccount Balance                                                 3,744,485.00
                                                                                       --------------
      ix.     Aggregate Collection Account Balance                                      13,378,080.10
                                                                                       ==============

7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE
   (after giving effect to payments to be made on such Payment Date):

      i.      Semiannual Interest
              Series 2001-1
              -------------
              1. Class A-1 Bond Interest Payment                                                 0.00
              2. Class A-2 Bond Interest Payment                                                 0.00
              3. Class A-3 Bond Interest Payment                                                 0.00
              4. Class A-4 Bond Interest Payment                                                 0.00

      ii.     Semiannual Principal
              Series 2001-1
              -------------
              1. Class A-1 Principal Payment                                                     0.00
              2. Class A-2 Principal Payment                                                     0.00
              3. Class A-3 Principal Payment                                                     0.00
              4. Class A-4 Principal Payment                                                     0.00

8. SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT PAYMENT DATE (after giving effect to payments to be made on such Payment Date):

      i.      Overcollateralization Subaccount                                                   0.00
      ii.     Capital Subaccount                                                                 0.00

      IN WITNESS HEREOF, the undersigned has duly executed and delivered this Semiannual Servicer's Certificate this 12th day of September,
      2003.

      CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
      (formerly RELIANT ENERGY, INCORPORATED), as Servicer


      by: /s/ Marc Kilbride
          ------------------------------------------------
          Marc Kilbride
          Vice President and Treasurer